Exhibit 99.1

Discover the HHC Investment Opportunity

FORWARD-LOOKING STATEMENTS Statements made in this presentation that are not historical facts, including statements accompanied by words such as “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “intend,” “likely,” “may,” “plan,” “project,” “realize,” “should,” “transform,” “would,” and other statements of similar expression and other words of similar expression, are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934. These statements are based on management’s expectations, estimates, assumptions and projections as of the date of this presentation and are not guarantees of future performance. Actual results may differ materially from those expressed or implied in these statements. Factors that could cause actual results to differ materially are set forth as risk factors in our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission. In this presentation, forward-looking statements include, but are not limited to, expectations about the performance of our Master Planned Communities segment and other current income producing properties and future liquidity, development opportunities, development spending and management plans. We caution you not to place undue reliance on the forward-looking statements contained in this presentation and do not undertake any obligation to publicly update or revise any forward-looking statements to reflect future events, information or circumstances that arise after the date of this presentation except as required by law. NON-GAAP FINANCIAL MEASURES The Howard Hughes Corporation believes that net operating income, or NOI, a non-GAAP financial measure, is a useful supplemental measure of the performance of our Operating Assets because it provides a performance measure that, when compared year over year, reflects the revenues and expenses directly associated with owning and operating real estate properties and the impact on operations from trends in rental and occupancy rates and operating costs. We define NOI as operating revenues (rental income, tenant recoveries and other revenues) less operating expenses (real estate taxes, repairs and maintenance, marketing and other property expenses). NOI excludes straight line rents and amortization of tenant incentives, net interest expense, ground rent amortization, demolition costs, amortization, depreciation, development-related marketing costs and Equity in earnings from Real Estate and Other Affiliates. We use NOI to evaluate our operating performance on a property-by-property basis because NOI allows us to evaluate the impact that factors, which vary by property, such as lease structure, lease rates and tenant base have on our operating results, gross margins and investment returns. Although we believe that NOI provides useful information to the investors about the performance of our Operating Assets due to the exclusions noted above, NOI should only be used as an additional measure of the financial performance of such assets and not as an alternative to GAAP net income (loss). For a reconciliation of NOI to the most directly comparable GAAP measure see the tables at the end of this presentation. No reconciliation of projected NOI is included in this presentation because we are unable to quantify certain amounts that would be required to be included in the GAAP measure without unreasonable efforts and we believe such reconciliations would imply a degree of precision that would be confusing or misleading to investors.

Strategic Overview David R. Weinreb, CEO & Grant Herlitz, President Financial Strategy David R. O’Reilly, CFO

Houston MPCs Paul Layne, EVP Master Planned Communities Tim Welbes, President, The Woodlands Ward Village Nick Vanderboom, EVP Summerlin Kevin Orrock, President, Summerlin Conclusion David R. Weinreb, CEO Columbia Greg Fitchitt, SVP, Maryland

Why we are different

Hughes > Rouse > Mitchell > HHC 1950 Howard Hughes acquires land encompassing Summerlin MPC 2004 General Growth Properties acquires the Rouse Company 2010 The Howard Hughes Corporation emerges as a tax-free spin-off of General Growth Properties 1996 The Howard Hughes Corporation merges with the Rouse Company 2009 General Growth Properties files for bankruptcy 2011 The Howard Hughes Corporation transformation begins Today, The Howard Hughes Corporation is a fully-integrated real estate investment company positioned to deliver outsized risk-adjusted returns for its investors over the long-term

1. 2. 3. MASTER PLANNED STRATEGIC DEVELOPMENTS OPERATING ASSETS COMMUNITIES Valuable asset base generates substantial cash flow 50M SF opportunity for substantial value enhancement Consistent and growing stream of operating income • MPCs located in desirable locations (Houston, TX, Las Vegas, NV and Columbia, MD). Substantial cash generated from development and sale of residential land in highly desirable, large scale communities with integrated amenities and in proximity to major employment centers. Ability to manage cash flow by focusing on and controlling pricing, timing and development spend. • Development of strategic real estate opportunities across all product types. Successful developments translate into increases in NOI, MPC net contribution and residential sales. Projects financed primarily with non-recourse project debt and equity in the form of contributed land and cash. • Diversified portfolio of 54 properties comprising retail, office, multi-family and hospitality assets. Steady cash flow stream to support existing operations, repay debt and fund growth initiatives. Potential for future growth through redevelopment or repositioning. Positioned to benefit from continued maturing of MPCs with increasing margins. • • • • • • •

MASTER PLANNED COMMUNITIES Highly diversified portfolio of operating assets and MPCs with robust cash flow generation THE WOODLANDS BRIDGELAND SUMMERLIN COLUMBIA Notes: 1,2,3,4,5: for footnotes please refer to appendix. MPC GROSS SALES VALUE Remaining Saleable and Developable Acres Average Price per Acre 1,2 ($ in thousands) Projected Community Average Cash Margin Undiscounted / Uninflated Value ($ in millions) 3 Community RESIDENTIAL COMMERCIAL RESIDENTIAL COMMERCIAL SELL-OUT DATE RESIDENTIAL RESIDENTIAL COMMERCIAL Total Bridgeland 2,474 1,530 372 394 2036 86% 787 603 1,390 Maryland4 - 108 316 - 34 34 Summerlin5 3,740 826 577 759 2035 67% 1,442 627 2,068 The Woodlands 307 752 560 957 2022 97% 166 720 886 The Woodlands Hills 1,439 171 207 552 2029 80% 238 94 333 Total 7,960 3,387 2,633 2,078 4,711

MASTER PLANNED COMMUNITIES ~8,000 ACRES REMAINING TO BE DEVELOPED & SOLD ACROSS OUR MPC’S

MASTER PLANNED COMMUNITIES HOUSTON THE WOODLANDS –1M SF +238K SF CLASS A OFFICE ABSORPTION CLASS A OFFICE ABSORPTION THE WOODLANDS

STRATEGIC DEVELOPMENTS 50M SQ FT OF VERTICAL DEVELOPMENT ENTITLEMENTS WITHIN OUR PORTFOLIO 110 NORTH WACKER DRIVE

OPERATING ASSETS EMBASSY SUITES 7M SF 2,300 MULTI-FAMILY UNITS ~1,000 HOTEL ROOMS RETAIL & OFFICE PROPERTIES

PROGRESS SINCE INCEPTION Expected to deliver $1.6 bn 9.2% Yield on cost Completed development to date $358m Invested cash equity 21.9% Assuming 5.5% Cost on Debt Return on equity

PROGRESS SINCE INCEPTION OPERATING ASSETS NOI ($ in millions) OPERATING ASSETS NOI INCREMENTAL CONTRIBUTION TO OPERATING ASSETS NOI(1) FROM STABILIZED 241 232 2010 2011 2012 2013 2014 2015 2016 Q1 2017 annualized 92 140 71 72 119 49 55 61 51 169 392% INCREASE IN RECURRING NOI SINCE INCEPTION EXCLUDING THE SEAPORT DISTRICT 69% AND UNSTABILIZED PROPERTIES 31% FROM PROPERTIES UNDER CONSTRUCTION

HOW WE ARE DIFFERENT

 1. Self-funded, fully-integrated business model and a unique controlling position provides synergies and sustainable competitive advantages

 2. Aligned management and development team with proven track record of creating value and managing risk 1. Self-funded, fully-integrated business model and a unique controlling position provides synergies and sustainable competitive advantages

 3. Sought-after assets with significant value creation opportunities 2. Aligned management and development team with proven track record of creating value and managing risk 1. Self-funded, fully-integrated business model and a unique controlling position provides synergies and sustainable competitive advantages

 4. Low-leverage, flexible balance sheet 3. Sought-after assets with significant value creation opportunities 2. Aligned management and development team with proven track record of creating value and managing risk 1. Self-funded, fully-integrated business model and a unique controlling position provides synergies and sustainable competitive advantages

 5. Highly diversified portfolio of operating assets and MPCs with robust cash flow generation 4. Low-leverage, flexible balance sheet 3. Sought-after assets with significant value creation opportunities 2. Aligned management and development team with proven track record of creating value and managing risk 1. Self-funded, fully-integrated business model and a unique controlling position provides synergies and sustainable competitive advantages

1. Self-funded, fully-integrated business model provides synergies and unique competitive advantages Operating Assets Strategic Developments Master Planned Communities

1. Self-funded, fully-integrated business model provides synergies and unique competitive advantages 1. HHC sells land to home builders (MPC Segment) Operational synergies of HHC’s three business segments creates a virtuous cycle

1. Self-funded, fully-integrated business model provides synergies and unique competitive advantages 1. HHC sells land to home builders (MPC Segment) Operational synergies of HHC’s three business segments creates a virtuous cycle 2. New homeowners generate demand for commercial assets or amenities

1. Self-funded, fully-integrated business model provides synergies and unique competitive advantages 1. HHC sells land to home builders (MPC Segment) Operational synergies of HHC’s three business segments creates a virtuous cycle 2. New homeowners generate demand for commercial assets or amenities 3. HHC builds commerical assets (Strategic Development Segment)

1. Self-funded, fully-integrated business model provides synergies and unique competitive advantages 1. HHC sells land to home builders (MPC Segment) Operational synergies of HHC’s three business segments creates 2. New homeowners generate demand for commercial assets or amenities a virtuous cycle 4. Commercial assets stablize as residential amenity & value creation (Operating Assets Segment) 3. HHC builds commerical assets (Strategic Development Segment)

1. Self-funded, fully-integrated business model provides synergies and unique competitive advantages 1. HHC sells land to home builders (MPC Segment) Operational synergies of HHC’s three business segments creates 2. New homeowners generate demand for commercial assets or amenities 5. Commercial amenities make residential land more valuable a virtuous cycle 4. Commercial assets stablize as residential amenity & value creation (Operating Assets Segment) 3. HHC builds commerical assets (Strategic Development Segment)

1. Self-funded, fully-integrated business model provides synergies and unique competitive advantages Operating Assets Strategic Developments Master Planned Communities Financial Synergies Self fund thru MPC sales and Operating Asset NOI - No equity dilution - Retain (Not Sell) Developed Assets

Hughes Landing - 2012

Hughes Landing - Today 1.4M SF Class A Office 390 Luxury Multi-Family Units 126K SF Retail 205 key Embassy Suites Hotel $49M Stabilized NOI

2. Strong alignment between seasoned management team and shareholders BOARD OF DIRECTORS Skin in the game: • Board of Directors and Management have a combined ownership in HHC of approximately 21% • Subject to shareholder vote, David R. Weinreb has agreed to simultaneously redeem his existing warrant and purchase a new warrant for $50 million at market value • Subject to shareholder vote, Mr. Herlitz has agreed to purchase a new warrant for $2 million at market value • In October of 2016, Mr. O’Reilly acquired a warrant for $1 million at market value • Average of 25 years of commercial real estate experience throughout HHC senior management and Board of Directors William Ackman Chairman Adam Fla@o Director Jeffrey Furber Director Allen Model Director R. Scot Sellers Director Steven Shepsman Director Burton Tansky Director Mary Ann Tighe Director David R. Weinreb Director

2. Proven track record of creating value and managing risk Strategic Developments: Ward Village CONDO SALES • • • Total projected costs: ~$1.5 billion 82.5% of units have been pre-sold / sold Projected average gross margin: 30% RISK MITIGANTS - - - PRE-SALES FINANCING DEPOSITS = LIMITED EQUITY RISK

2. Proven track record of creating value and managing risk Case Study: Seaport Assemblage • In 2014 and 2015, created a 42,694 SF lot with 817,784 SF of available development rights through multiple acquisitions, totaling $249 million. Understanding the risks in the Manhattan luxury residential market, HHC maximized risk-adjusted returns by selling the assemblage in Q1 2016 for $390 million – generating a $141 million pre-tax gain. • SELL RISK NOT DEVELOP REWARD IMBALANCE

3. Sought-after assets with significant value creation opportunities HHC has decreased risk of its development pipeline through its unique business model. • Synergies from three fully integrated segments • Control in high barrier submarkets • Low land basis • Established platform, experienced team • Fully funded business plan

4. Low-leverage, flexible balance sheet • Self-funded business model • Focus on project-specific financing • Low-risk, non-recourse debt • Well-staggered maturity profile

4. Low-leverage, flexible balance sheet Substantial cash balance of $542 million SUFFICIENT CASH ON BALANCE IN-PROCESS ($112) JECTS DEVELOPMENTS CONSTRUCTION $542 SHEET TO FUND ALL $1,197 FUNDING FOR UNDER $353 Est. comple:on Deposits & CommiEed debt An:cipated Remaining costs Exis:ng cash cost (all reimbursements to be drawn financing to be funded projects) DEVELOPMENT PRO ($82) ($650)

4. Low-leverage, flexible balance sheet TOTAL REVENUES TOTAL ASSETS Total Revenues Total Assets 27% NET DEBT TO ENTERPRISE VALUE NET DEBT TO ENTERPRISE VALUE NET SNEeCt SUeRcuErDedD DEeBbTt TtoO EEnNteTrEpRrisPeR VIaSlEueV 1A LUE 16% NET SECURED DEBT TO ENTERPRISE VALUE 19% 26% 26% 27% 2010 2011 2012 2013 2014 2015 2016 1Q 2017 11% 10% 8% NM 15% 15% 16% 11% 10% 8% NM 2010 2011 2012 2013 2014 2015 2016 1Q 2017 NM 112% GROWTH 4Q 2010 1Q 2017 $3,023 $6,408 550%$927 GROWTH 2010 1Q 2017 Annualized $143

4. Low-leverage, flexible balance sheet LEVERAGE BY SEGMENT (IN MILLIONS AS OF MARCH 31 2017) 74% OF HHC’S DEBT IS GENERALLY ASSOCIATED WITH STABLE, INCOME-PRODUCING OPERATING ASSETS. OPERATING ASSETS CONSERVATIVELY LEVERAGED AT ONLY 61% NET DEBT TO BOOK VALUE Includes $61 million of Special Improvement District and $160 million of Municipal Utility District receivables. Total Assets Segment (Book Value) 1 Total Debt 1 Net Debt 1 % of Net Debt Operating Assets $2,438 $1,562 $1,477 74% 2 MPCs 1,996 253 (25) NM Strategic Development 1,518 141 129 6% Corporate & Other 456 794 407 20% Total (Book Value) $6,408 $2,750 $1,988 2 100% 1 Refers to consolidated balances. 2

5. Highly diversified portfolio of operating assets and MPCs with robust cash flow generation UNLOCKING VALUE FROM WALL STREET TO WAIKIKI

5. Highly diversified portfolio of operating with robust cash flow generation assets and MPCs UNLOCKING VALUE FROM WALL STREET TO WAIKIKI SEAPORT DISTRICT NEW YORK

5. Highly diversified portfolio of operating with robust cash flow generation assets and MPCs UNLOCKING VALUE FROM WALL STREET TO WAIKIKI SEAPORT DISTRICT NEW YORK DOWNTOWN COLUMBIA MARYLAND

5. Highly diversified portfolio of operating with robust cash flow generation assets and MPCs UNLOCKING VALUE FROM WALL STREET TO WAIKIKI SEAPORT DISTRICT NEW YORK DOWNTOWN COLUMBIA MARYLAND HOUSTON MPC’s

5. Highly diversified portfolio of operating with robust cash flow generation assets and MPCs UNLOCKING VALUE FROM WALL STREET TO WAIKIKI SEAPORT DISTRICT NEW YORK SUMMERLIN LAS VEGAS DOWNTOWN COLUMBIA MARYLAND HOUSTON MPC’s

5. Highly diversified portfolio of operating with robust cash flow generation assets and MPCs UNLOCKING VALUE FROM WALL STREET TO WAIKIKI SEAPORT DISTRICT NEW YORK SUMMERLIN LAS VEGAS DOWNTOWN COLUMBIA MARYLAND WARD VILLAGE HAWAII HOUSTON MPC’s

5. Highly diversified portfolio of operating assets and with robust cash flow generation MPCs UNLOCKING VALUE FROM WALL STREET TO WAIKIKI 110 N WACKER CHICAGO SEAPORT DISTRICT NEW YORK ELK GROVE CALIFORNIA LANDMARK VIRGINIA SUMMERLIN LAS VEGAS DOWNTOWN COLUMBIA MARYLAND RIVERWALK NEW ORLEANS KENDALL WARD VILLAGE HAWAII TOWN CENTER FLORIDA HOUSTON MPC’s

Discover Houston MPCs Paul Layne & Tim Welbes

2,055 ACRES 28,475 ACRES Our Houston MPCs 11,400 ACRES DOWNTOWN HOUSTON

Discover The Woodlands

The Woodlands, TX MPC launched in 1974 Total acreage: 28,475 acres Total residents: 115,000 Expected residents at completion: 132,000 One of the safest suburbs in the Houston MSA Top-tier schools within Houston MSA Who Lives Here? The Woodlands Houston MSA Median Household Income $110,000 $61,000 Median New Home Price $607,500 $349,000 Median Resale Home Price $317,000 $293,000 Median Resident Age 39 34 College Educated 61% 35% Households with Children 44% 35%

2011 HHC acquires our partner’s remaining 47.5% interest for $117.5M Since then we have: Sold over 3,000 Residential Lots Sold over 175 ACRES Commercial Land to non-competitive users Developed 1.7M SF Office Developed 224K SF Retail Delivered 704 Multi-Family Units Delivered 913 Hotel Rooms

Awards 2017 The Woodlands named as number one city to live in Texas and number six in the U.S. by Paper City Magazine 2016 Hughes Landing, “Mixed Use” Landmark Award, Houston Business Journal 2016 (2007) The Woodlands, “Humanitarian of the Year” PRISM Award, Greater Houston Builders Association 2015 (2007, 2010) The Woodlands, “Master Planned Community of the Year” PRISM Award, Greater Houston Builders Association 2014 The Woodlands Master Plan, “Vision Award for Exemplary Leadership” ULI Houston Development of Distinction 2010 Rob Fleming Aquatic Center in the Village of Creekside Park, Outstanding Park/Facility Design Award Southwest Region of the National Recreation and Park Association

MPC Overview - Amenities First-Class Retail Employment Center 2,150+ companies within The Woodlands 64,000+ employees working in The Woodlands The Woodlands Town Center developed by How-ard Hughes is a regional employment center and in close proximity to ExxonMobil’s corporate campus 30 minutes from the airport Access from an interstate highway 30 min from downtown Houston

MPC Overview - Amenities 23 exemplary public and 9 acclaimed private schools 7 Championship golf courses Upscale shopping and dining options throughout the community One of the top rated amphitheaters the world for outdoor concerts in A thriving medical district with 5 hospital systems Over 200 miles of hike and bike trails and over 140 neighborhood parks

MPC Overview: Housing Options 10 villages attracting a wide range of residents with different age and income profiles wanting to benefit from living in a self-sustaining suburban city. Single-Family Detached homes Single-Family Attached homes Multifamily Apartments Built and operated by Howard Hughes MPC infrastructure and grading of lots by Howard Hughes; construction and sale of homes by independent home builders Our Builder Partners

Residential: Development APPROX. 1,000 LOTS REMAINING TOTALING 307 ACRES 3% 97% EST. SELL-OUT IN 2022 Gross Margin on Land RESIDENTIAL LAND SITE PLANLIFE CYCLE & MARGIN EVOLUTION Time LOTS SOLD & REMAINING 1% 2% LOTS SOLDREMAINING DETACHEDATTACHED

Residential: Lot Sales LOT SALES AND PER ACRE DATA (HOWARD HUGHES) and Margin Data HOMES SALES DATA (HOME BUILDERS) MEDIAN HOME SALE PRICE 2016 $557,349 GROSS MARGIN IS A FACTOR OF TOTAL DEVELOPMENT COSTS WHICH ARE PARTIALLY OFFSET BY MUDS. The Woodlands Acreage Data $735,000 $666,000 $678,000 2014 2015 2016 2017 Proj. Acres Sold Price Per Acre The Woodlands Gross Margin Data 66% 61% 2014 2015 2016 2017 Proj. Total Sales Gross Margin $78.0 52% 54% $38.0 $32.0 $32.0 106 $560,000 57 56 49

Commercial Land: Operating Assets (owned) MULTIFAMILY 8% OFFICE NET OPERATING INCOME (2016) Current NOI $81.2M Future NOI (at stabilization) $38.2M Total NOI (at stabilization) $119.4M Wtd. Avg. Stablization date 2019 SQUARE FOOTAGE 20%HOTEL 20% 4.4M SF RETAIL 52%

The Woodlands Commercial: Operating Assets Office 2.1M SF $32M - 2016 NOI $52.7M Stabilized • 10 Class-A office buildings • Major tenants such as ExxonMobil & Newfield Exploration

The Woodlands Commercial: Operating Assets Office 2.1M SF $32M - 2016 NOI $52.7M Stabilized Multi-Family 1,097 Units $8.3M - 2016 NOI $16.6M Stabilized • 10 Class-A office buildings • Major tenants such as ExxonMobil & Newfield Exploration • • 3 multifamily assets Units ranging from 625sf – 1,668sf

The Woodlands Commercial: Operating Assets Office 2.1M SF $32M - 2016 NOI $52.7M Stabilized Multi-Family 1,097 Units $8.3M - 2016 NOI $16.6M Stabilized Retail 308K SF $7.7M - 2016 NOI • 10 Class-A office buildings • Major tenants such as ExxonMobil & Newfield Exploration • • 3 multifamily assets Units ranging from 625sf – 1,668sf • Includes street retail, neighborhood centers and grocers Major tenants such as Whole Foods, Truluck’s & Morton’s •

The Woodlands Commercial: Operating Assets Office 2.1M SF $32M - 2016 NOI $52.7M Stabilized Multi-Family 1,097 Units $8.3M - 2016 NOI $16.6M Stabilized Retail 308K SF $7.7M - 2016 Hotel 913 Keys $12.9M - 2016 NOI $31.5M Stabilized NOI • 10 Class-A office buildings • Major tenants such as ExxonMobil & Newfield Exploration • • 3 multifamily assets Units ranging from 625sf – 1,668sf • Includes street retail, neighborhood centers and grocers Major tenants such as Whole Foods, Truluck’s & Morton’s • 2 business hotels: Westin and Embassy Suites 1 resort: The Woodlands Resort and Conference Center • •

The Woodlands Commercial: Operating Assets Office 2.1M SF $32M - 2016 NOI $52.7M Stabilized Multi-Family 1,097 Units $8.3M - 2016 NOI $16.6M Stabilized Retail 308K SF $7.7M - 2016 Hotel 913 Keys $12.9M - 2016 NOI $31.5M Stabilized Storage 1,438 Units $1.6M Stabilized NOI NOI • 10 Class-A office buildings • Major tenants such as ExxonMobil & Newfield Exploration • • 3 multifamily assets Units ranging from 625sf – 1,668sf • Includes street retail, neighborhood centers and grocers Major tenants such as Whole Foods, Truluck’s & Morton’s • 2 business hotels: Westin and Embassy Suites 1 resort: The Woodlands Resort and Conference Center • 2 self-storage assets in lease-up • •

The Woodlands Commercial: Planned Development Office • Potential for 5+ Class-A office buildings over the next 10 years Targeting major build-to-suit tenants, including opportunities from corporate relocations and consolidations Typical building size 200K – 500K SF • •

The Woodlands Commercial: Planned Development Multi-Family • 1 multifamily asset with 292 total units ranging from 578sf – 1,398sf • Potential for 1,000 – 2,000 additional residential units over next 10 years, inclusive of age restricted and senior living offerings

The Woodlands Commercial: Planned Development Retail • 60K sf of power center retail Pursuing 50% preleasing to investment grade tenants Potential for additional neighborhood retail and one larger project in Town Center • •

The Woodlands Commercial: Planned Development Medical Office • 206K SF build-to-suit project 100% preleased to University of Texas Health System AAA Credit Rated with a 15-year term Currently seeking additional opportunities to expand platform • • •

The Woodlands Commercial: Short-and Long-Term Opportunities SHORT-TERM IDENTIFIED PARCELS • • • • • 1.0m+ sf of office 500k sf of retail 1,000+ multifamily units 600 hotel rooms To be completed within 10 years 7.0M+ SF LONG-TERM OPPORTUNITIES • • 780+ acres Fully entitled for commercial development Strategic buildout over a 20+ year horizon 780+ ACRES •

Discover Bridgeland

Bridgeland, TX MPC launched in October 2003 Total acreage: 11,400 acres Total residents: 8,300 Expected residents at completion: 65,000 59 I One of the safest suburbs in the Houston School ratings: Top tier schools within MSA Houston MSA; CFISD district in the Texas is the 3rd largest GY 10 RRIDOR CITY MALL GREENWAY #7 in Houston and #21 top-selling MPCs in the nation for PARK STADIUM Highly amenitized, well priced community with convenient access (BELTWAY 8) 45 to 6 multiple regional employment centers KATY-HOCKLEY RD. GRAND PARKWAY AY FRY RD. BARKER-CYPRESS RD. EDLRIDGE PKWY. EDLRIDGE PKWY. FT. BEND TOLLWAY B R ID GE L AN D LONGENBAUGH RD. A 290 WEST RD. THE WOODLANDS Y SPRING - CYPRESS RD. 45 BUSH NTERCONTINENTAL AIRPORT GREENSPOINT SAM HOUSTON TOLLWAY (BELTWAY 8) 290 610 MEMORIALDOWNTOWN 10 GALLERIA PLAZAMINUTE MAID TEXAS MEDICAL CENTER 59 RELIANT 610 HOBBY AIRPORT SAM HOUSTON TOLLWAY FM 529 CL AY RD. ENER 10 CO 90 288 1093 8 99 8 6 8 249 1960 249 VICINITY MAP 99

Awards 2017 – Landscape Designer of the Year, Silver; National Association of Home Builders 2016 – Best TV/Video Promotion, Best Event of the Year and Best Interactive Point of Sale; Greater Houston Builders Association 2016 – Developer of the Year Award; Texas Association of Builders 2016 – Website of the Year, Print Advertisement of the Year, Billboard of the Year; Texas Association of Builders 2015 – Community of the Year Award; Texas Association of Builders 2015 – Grand Award; promotion from the Greater Houston Builders Association 2015 – Best TV Commercial, Best Event, Best Brochure, Best Marketing Campaign, Best Print Advertising; Greater Houston Builders Association

MPC Overview - Amenities 3,000 acres of open space, lakes, trails and parks Park space no more than a quarter-mile from every home in Bridgeland More than 30 community groups offer residents opportunities to connect, create and explore 140-acre Josey Lake is under construction now and will open next year, providing residents recreational opportunities not offered by any other MPC in northwest Houston Places of Worship - The Foundry, a Methodist church, opened in 2009 Houston’s First Baptist Church – a 1,300 seat worship center is slated to open this June Employment Center - 20-acre Lakeland Village Center now open with 84,000 sq. ft. of mixed-use opportunity

MPC Overview: Housing Options 4 villages attracting a wide range of residents with different age and income profiles wanting to benefit from living in a self-sustaining suburban city. Single-Family Detached homes Single-Family Attached homes MPC infrastructure and grading of lots by Howard Hughes; construction and sale of homes by independent home builders Our Builder Partners

Residential Land: Development LIFE CYCLE & MARGIN EVOLUTION RESIDENTIAL LAND SITE PLAN Time APPROX. 15,000 LOTS REMAINING TOTALING 2,474 SALEABLE RESIDENTIAL ACRES AND 1,530 COMMERCIAL ACRES EST. RESIDENTIAL SELL-OUT IN 2037 Gross Margin on Land Bridgeland

Residential Land: Lot Sales LOT SALES AND PER ACRE DATA (HOWARD HUGHES) and Margin Data HOMES SALES DATA (HOME BUILDERS) ACREAGE DATA Acreage Data $453,000 $382,000 $372,000 $328,135 MEDIAN HOME SALE PRICE 2016 $359,687 2014 2015 2016 2017 Proj. Acres Sold Price Per Acre GROSS MARGIN DATA Gross Margin Data +67% GROWTH IN YEAR OVER YEAR SALES 68% 66% 66% $39m $20m $26m $11m 2014 2015 2016 2017 Proj. Gross Margin GROSS MARGIN IS A FACTOR OF TOTAL DEVELOPMENT COSTS WHICH ARE PARTIALLY OFFSET BY MUDS. 63% 84.6 55 71.8 28.4

Commercial Land: Short-and Long-Term Opportunities LONG-TERM OPPORTUNITIES • • 1,530 acres Fully entitled for commercial development Strategic buildout over a 20+ year horizon 1,530 ACRES • SHORT-TERM IDENTIFIED PARCELS • • • • • 500K SF of office 250K SF of retail 600 multifamily units 300 hotel rooms To be completed within 10 years ACREAGE RECONCILIATION 1.6M+ SF 20% 15% 85% 80% ACRES REMAINING ACRES DEVELOPED SHORT TERM LONG TERM

Discover Summerlin Las Vegas Kevin Orrock

200,000 RESIDENTS AT FULL BUILD OUT 9 MILES FROM THE LAS VEGAS STRIP 22,500 ACRES Future Development The Summit Downtown Summerlin

VISITOR UNEMPLOYMENT 900BPS TO 5.0% TRAFFIC AT ALL-TIME HIGH $18BN 2 NEW PRO SPORT FRANCHISES COMMERCIAL REAL ESTATE DEVELOPMENT PLANNED OR UNDERWAY

[LOGO]

Summerlin, NV Development officially commenced in the mid-1980’s with the first parcel sale in 1990 Total acreage: 22,500 acres Total residents: 107,000 Expected residents at completion: 200,000+ Development agreements in place with the City of Las Vegas and Clark County expire in December of 2033 and September of 2026, respectively 25 schools: 14 public, 2 public charter, and 9 private 3,700 remaining saleable residential acres and more than 800 remaining acres for commercial development’ Summerlin Las Vegas MSA HHI $140,000 $56,000 Median New Home Price $540,000 $340,000 Median Resale Home Price $312,000 $205,000 College Educated 73% 29% Households with Children 33% 47%

Awards NAIOP Southern Nevada – Spotlight Award winner for Trendsetter Firm, 2017. Recipient, Downtown Summerlin – Las Vegas Review – Journal 2016 for Best Shopping Center/Mall. Ranked as America’s best-selling master-planned community for a decade. According to independent surveys by Arthur Andersen Real Estate Services Group, Summerlin ranked No. 1 in new home sales from 1992 to 1995. According to independent surveys by Robert Charles Lesser & Co., a national real estate consultant, Summerlin ranked No. 1 in new home sales from 1993 to 1995 and from 1997 to 2002. Southern Nevada Home Builders Association – Silver Nugget Award for MPC Best Amenities, 2017. Recipient, National Association of Homebuilders 2015 Gold Award winner for Best Landscape Design in a Master Planned Community. Recipient, National Association of Homebuilders 2016 Silver Award winner for Best Print Ad. Reciepient, 2015 Silver Nugget Awards winner for Best Innovative Land Planning and Design Concepts. Recipient, National Association of Homebuilders 2016 Silver Award winner for Best Industry Community Spirit Award. Recipient, New Community of the Year, Awards for Excellence, Urban Land Institute, 2002. Recipient, Water Conservation coalition Water Hero Award, 2011. Recipient, Downtown Summerlin – USA Today 2016 – 10 Best Shopping Centers. Finalist, New Community of the Year, Awards for Excellence, Urban Land Institute, 2001. Recipient, Frinds of Red Rock Canyon Sustaining Partner Award, 2010. Recipient, Downtown Summerlin – International Council of Shopping Centers 2016 US Design and Development Awards Silver Award winner for new development, mixed-use category. Recipient, American Trails Developer Award, American Trails, 2008. Recipient, National Landmark for Outstanding Landscape Architecture, American Society of Landscape Architects, 1999. Recipient, Best Master Planned Community Award, Best of Nevada Real Estate Awards, 2007. Recipient, Best New Town Land Plan Award, Pacific Coast Builders Conference, 1993.

MPC Overview - Amenities Employment Center Finest Education System 25 schools k-12 14 public / 9 private / 2 charter Exemplary public schools and acclaimed private schools 3 higher education campuses including two colleges (Roseman University of Health Sciences and University of Phoenix) as well as one specialized higher education facility (Las Vegas Institute for Advanced Dental Studies) Downtown Summerlin (“One Summerlin”, developed by Howard Hughes) 77% leased with over 20 companies and another 16% of leases in negotiation Access from interstate 15 and two state highways (Route 95 & the Las Vegas Beltway) 20min from the Las Vegas Strip

MPC Overview - Amenities MPC Amenities 230+ neighborhood and community parks 3 resident-exclusive pools 10 golf courses Upscale shopping and dining at Downtown Summerlin 14 houses of worship 150+ miles of hiking and bike trails Adjacent to Red Rock National Conservation Area Three hotels including the Red Rock Casino Resort and Spa First-Class Retail

MPC Overview: Housing Options Six villages to choose from attracting a wide range of residents aspiring to live an active and healthy Single-Family Attached and Detached homes $300K to $3.0M lifestyle in a beautifully master planned community Custom Single-Family homes $1.8M to $20M+ Multifamily Apartments $1,650 to $3,000/mth Howard Hughes joint venture MPC land planning, engineering, and infrastructure by Howard Hughes. Housing construction by homebuilders (both production and custom) and the Discovery joint venture. • CalAtlantic • KB Home • Pulte • Toll Brothers • William Lyon • Woodside • Lennar • Richmond American • Discovery • Pardee (opening in August) • Shea Homes (opening this summer) Top national homebuilders delivering a range of product:

Residential Land: Development TOTALING APPROX. 3,700 SALEABLE ACRES APPROX. 40,000 POTENTIAL RESIDENTIAL UNITS REMAINING BASED ON CURRENT ENTITLEMENTS 20% 3% EST. SELL OUT IN 2039 Gross Margin on Land RESIDENTIAL LAND SITE PLANLIFE CYCLE & MARGIN EVOLUTION Time ACRE SALES 80% 17% SOLD/UNSALEABLEREMAINING REMAINING - RESI REMAINING - COMMERCIAL

Residential Land: Lot Sales and Margin Data $591,000 $528,000 $578,000 $577,000 47% 46% GROSS MARGIN IS A FACTOR OF TOTAL DEVELOPMENT COSTS WHICH ARE PARTIALLY OFFSET BY SIDS. $115m $114m $111m 1) 2016 ACREAGE PRICING OF $578,000 EXCLUDES A 116.8 ACRE SALE TO PULTE HOMES THAT HAD A UNIQUE ECONOMIC STRUCTURE. AVERAGE PRICE PER ACRE INCLUSIVE OF THE SALE TO PULTE HOMES WAS $463,000. ACREAGE DATA $700, $600, $500, $400, $300, 2014 2015 2016 2017 Proj. Acres Sold Pulte Sale Price Per Acre GRGOSroSsMsA MRGaIrNgiDnA TDAata 54% $142m 2014 2015 2016 2017 Proj. Total Sales Gross Margin 41% 269 198 117 195 122

The Summit

The Summit 77 Lots Sold $247M Revenue

Commercial Land Summerlin: SQUARE FOOTAGE Operating Assets (owned) 1.7M SF RETAIL OFFICE NET OPERATING INCOME (ANNUALIZED Q1 2017) Current NOI $26.1M Future NOI (at stabilization) $15.3M Total NOI (at stabilization) $41.4M Wtd. Avg. Stablization date 2018 MULTIFAMILY 8% 69% 23%

Commercial Land Summerlin: Operating Assets (owned) Retail Office Multi-Family • 1.2M sf of retail at Downtown Summerlin Includes restaurant, department stores, in-line fashion retail, and grocers Major tenants such as Apple, Crate and Barrel, and Dave and Busters 88% leased • One Summerlin office building 208,347 sf Major tenants such as Expedia and BNY Mellon 77% leased • The Constellation multifamily project with The Calida Group 124 units currently in lease up 86% leased • • • • • • •

Downtown Summerlin

Downtown Summerlin

Downtown Summerlin

Downtown Summerlin 16M 2016 Visitors $32M NOI at Stabilization +20% Increase in year over year traffic

20-25 years • To be completed within 10 years SUMMERLIN WEST APPROX 175 ACRES REMAINING Commercial Land: Short-and Long-Term Opportunities SHORT-TERM IDENTIFIED PARCELS• 1.4M sf of office LONG-TERM OPPORTUNITIES • 600+ acres, excluding land • 100K sf of retail for schools 5.0+M SF• 4K multifamily units 600+ ACRES • To be completed within

Summerlin - Top 4 Future Development The Summit Downtown Summerlin

Summerlin - Top 4 Dominate the market Future Development The Summit Downtown Summerlin

Summerlin - Top 4 Dominate the market Land constrained with barriers to entry Future Development The Summit Downtown Summerlin

Summerlin - Top 4 Dominate the market Land constrained with barriers to entry entitlements Abundant commercial Future Development The Summit Downtown Summerlin

Summerlin - Top 4 Dominate the market Land constrained with Abundant commercial barriers to entry entitlements Remaining residential land = most valuable Future Development The Summit Downtown Summerlin

Summerlin - Top 4 Dominate the market Land constrained with Abundant commercial barriers to entry entitlements Remaining residential land = most valuable Future Development The Summit Downtown Summerlin

Discover Downtown Maryland Greg Fitchitt Columbia

Location


BALTIMORE
15 MILES AWAY
DOWNTOWN COLUMBIA
Perfectly Positioned
Gateway
BWI
12 MILES AWAY
Fort Meade
10 MILES AWAY
WASHINGTON DC
22 MILES AWAY
25 MILES AWAY
DCA

U.S. News & World Report ranked Howard County Public Schools as one of the top school districts in the nation. In 2016, 3 of the top 10 high schools in Maryland were in Howard County.

Ninth Most Digital County: Howard County was recently ranked the ninth most digital county in the nation by the Center for Digital Government and National Association of Counties

The average household income is $143,250 (5 mile radius)

The average age in Columbia is 37 (5 mile radius)

Healthiest County in Maryland: Ranked the healthiest county in Maryland by the Robert Wood Johnson Foundation and the University of Wisconsin Population Health Institute

Daytime population is 191,000 (5 mile radius)

Columbia, MD ranked #1 in Money magazine’s “Best Places to Live” in 2016 HOWARD COUNTY FACTS 287,000 Population 60% Adults w/ College Degrees 40 QSSI 2.7% Unemployment $110,000 Median Household Income 7083 70 ELLICOTT CITY695 HOWARD COUNTY95 DOWNTOWN IMPAQ COLUMBIA895 WR GRACE TENABLE100 JOHNS HOPKINS APL BWI G29 951 200FORT MEADE / NSA OCKVILLE32

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Downtown Columbia Master Plan 5,500 New Residential Units 4.3M SF Commercial Office Space 1.3M SF Retail 640 Hotel Rooms

Commercial Land Columbia: Operating Assets (owned) SQUARE FOOTAGE Retail 5% Mul1family 21% 1.7M SF Office 74% NET OPERATING INCOME (2016) Current NOI $19.4M Total NOI (at stabilization) $32.9M Future NOI (at stabilization) $13.5M Wtd. Avg. Stablization date 2018

Commercial Land Columbia: Operating Assets (owned) Office Multi-Family Retail • • 12 class-A/B office buildings Major tenants: MedStar Health, Enterprise Business Partners, GP Strategies, QSSI, & Harkins Builders 90% stabilized occupancy • • 1 multifamily asset 380 units ranging from 646sf – 1,486sf 92% stabilized occupancy • • • • 89k sf of retail Includes street retail and grocers Major tenant: Whole Foods Market 95% stabilized occupancy • •

Office

Multi-Family

Retail

Lakefront - Initial Redevelopment Area Mall North One American City Building

Commercial Land: Under Development Assets SQUARE FOOTAGE 543K SF 76% MULTI-FAMILY 24% OFFICE NET OPERATING INCOME (AT STABILIZATION) Office Multi-Family $7.6M $4.0M MULTI-FAMILY $3.6M OFFICE • • • • 1 class-A office building Major tenant: Pearson Education 58% pre-leased Includes close to 30k sf of retail • • 2 multifamily assets 437 units ranging from 585sf – 1,382sf Include over 28k sf of retail • 2019 WTD. AVG. STABILIZATION DATE

Commercial Land: Under Development Assets

-.. • I \ • "',--.'.,_,_-"' "' - - ":--.'.-..,..-,.-.., .-- -.,". -_--ll-i ·.-.. ...: --... •' ' ..

Commercial Land: Under Development Assets

Commercial Land: Short-Term Opportunities FULL BUILDOUT 1.5 MM SF OFFICE 2,300 RESIDENTIAL UNITS 315K SF STREET RETAIL 250 HOTEL ROOMS 4.9M SQ FT TOTAL DEVELOPMENT

Merriweather District

Merriweather District

Merriweather District

Discover Ward Village Honolulu Nicholas D. Vanderboom

Ko‘olau Mountains Ala Moana Beach Park Ala Moana Shopping Center Waikiki Diamond Head Kewalo Harbor

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James Cheng Bohlin Cywinski Jackson Richard Meier & Partners

teamLab Zhan Wang Yayoi Kusama Tony Cragg

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 Unmatched Walkable Amenities World Class Architecture Curated Public Art Four Acre Central Plaza Master Planned by Howard Hughes These features will continue to deliver pricing premiums and dominant market share for the condos we develop.

Ko‘olau Mountains Ala Moana Beach Park Ala Moana Shopping Center Waikiki Diamond Head Kewalo Harbor

Ko‘olau Mountains Ala Moana Beach Park Ala Moana Shopping Center Waikiki Diamond Head 8.8M Visitors 2016 Kewalo Harbor

Ko‘olau Mountains Ala Moana Beach Park Ala Moana Shopping Center Waikiki Diamond Head 8.8M Visitors 2016 2.4% Unemployment Rate Kewalo Harbor

Ko‘olau Mountains Ala Moana Beach Park Ala Moana Shopping Center Waikiki Diamond Head 8.8M Visitors 2016 2.4% Unemployment Rate +15% Projected Median Home Price 2017-2019 Kewalo Harbor

Oahu Historical Median Sales Prices {1986 - 2016) $750,000 $650,000 $325,000 til $550,000 a.. c ·c a.. $275,000 c '"0' til .!!! "0 til Averace AnnualAporeciat!on Slnsle Family: Condos: 5.0% 4. 9% $450,000 E ·e $225,000 ·:c::J: ·e u"..' til QO $350,000 0 "0 c 0 $175,000 u $250,000 $125,000 $150,000 $75,000 1986 1988 1990 1992 1994 1996 1998 2000 2002 2004 2006 2008 2010 2012 2014 2016 Single Family Source: Honolulu Boord of Realtors. Condos Linear (Single Family) linear (Condos) $375,000

Oahu Housing Supply / Demand Imbalance 2008 - 2014 Oahu home deliveries lowest since World War II. 3,500 new units per year needed to keep pace with population growth. This does not account for offshore demand from the mainland US and Asia.

Development Barriers to Entry

Development Barriers to Entry Land Control

Development Barriers to Entry Land Control Entitlements

Development Barriers to Entry Land Control Entitlements Construction Cost

Development Barriers to Entry Land Control Entitlements Construction Cost Access to Capital

Development Barriers to Entry Land Control Entitlements Construction Cost Access to Capital In-Place NOI

Vision to Reality

Future Transformation

Ward Village Lifestyle and Amenities NOBU HONOLULU WHOLE FOODS MARKET

Unique Retail Offering

Attracting Global Media

Mixed-Use Projects COMPLETEDUNDER CONSTRUCTIONIN-DEVELOPMENT Waiea Anaha Ae‘o Ke Kilohana Gateway Cylinder A‘ali‘i Available price range Available price range Available price range Available price range Available price range Available price range $4.4M - $36M $2.9M - $14M $800K – $2M $845K - $918K $1.5M - $23M TBD 174 residences 317 residences 466 residences 424 residences 125 residences 751 residences 94% pre-sold/86% closed 95% pre-sold 62% pre-sold 91% pre-sold 8,568 SF GLA of retail 13,200 SF GLA of retail 8,200 SF GLA of retail 16,062 SF GLA of retail 67,233 SF GLA of retail 21,907 SF GLA of retail Completed 2016 Completion 2017 Completion 2018/2019 Completion 2019

Sales Status UNITS SOLD AND CLOSED WITH TOTAL SALES OF 30% 4,000+ UNITS ENTITLED Unit Sales Status 3% PROCEEDS OF $551M 8% 67% 993 UNITS PRE-SOLD WITH Closed OF $955M For Sale AVERAGE MARGIN ON 149 22% EXPEC Pre-Sold Future TED TOTAL PROCEEDS

COMPLETED COMPLETED Master Plan Status COMPLETED

UNDER CONSTRUCTION 2019 UNDER CONSTRUCTION 2018 UNDER CONSTRUCTION 2017 COMPLETED COMPLETED Master Plan Status COMPLETED

UNDER CONSTRUCTION 2019 IN DEVELOPMENT 2020 UNDER CONSTRUCTION 2018 2019 UNDER CONSTRUCTION 2017 COMPLETED COMPLETED Master Plan Status 2023 2022 COMPLETED IN DEVELOPMENT

UNDER CONSTRUCTION 2019 2022 IN DEVELOPMENT 2020 UNDER CONSTRUCTION 2018 2025 2023 2019 UNDER CONSTRUCTION 2017 COMPLETED 2021 COMPLETED 2025 2024 Master Plan Status 2023 2022 2027 2026 COMPLETED 2024 IN DEVELOPMENT 2025

Operating Assets: Product Mix Transformation 2017 2027 CURRENT PRODUCT BREAKDOWN FUTURE PRODUCT BREAKDOWN % OF NOI % OF NOI Office 8% Industrial 35% Office 7% Retail 93% Retail 57% $22M $50M - $100M With approximately one million square feet at completion we expect to achieve average net rents between $50 and $100 per foot

Ae ‘o Gateway Ke Kilohana Waiea Anaha Distinct value propositions deliver condo Strategic advantages overcome pricing premiums and dominant market share barriers to entry that slow competition Unmatched Walkable Amenities World Class Architecture Curated Public Art Collection 4 Acre Central Plaza Master Planned By Howard Hughes Land Control Entitlements Construction Cost Capital In-Place NOI

Conclusion

Building Blocks of NAV

Building Blocks of NAV Current Land & Operating Assets Value Undiscounted/Uninflated MPC Valuation Value of Operating Assets (NOI/Cap Rate – Cost to Complete) Net Debt

Building Blocks of NAV Current Land & Operating Assets Value Strategic Developments In-Process Seaport District Ward Village Undiscounted/Uninflated MPC Valuation Value of Operating Assets (NOI/Cap Rate – Cost to Complete) Net Debt

Building Blocks of NAV Current Land & Operating Assets Value Strategic Developments In-Process Potential Development Opportunites Over Time Book Value of “Option Assets” MPC Development Outlined Today Seaport District Ward Village Undiscounted/Uninflated MPC Valuation Value of Operating Assets (NOI/Cap Rate – Cost to Complete) Net Debt

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Appendix

Financial Reconciliation

Reconciliation of Non-GAAP NOI to GAAP EBT

	For the three months ended March 31,		For the year ended December 31,						
	2017	2016	2016	2015	2014	2013	2012	2011	2010
Total Operating Assets NOI - Consolidated	**$ 40,577**	**$ 27,798**	**$ 132,563**	**$ 113,579**	**$ 68,010**	**$ 47,197**	**$ 55,943**	**$ 47,333**	**$ 47,025**
Straight-line lease amortization	1,961	3,121	10,689	7,391	1,064	1,759	(736)	918	183
Early extinguishment of debt	-	-	-	-	-	-	-	(11,305)	-
Demolition costs	(65)	-	(1,123)	(2,675)	(6,712)	(2,078)	-	-	-
Development-related marketing costs	(418)	(256)	(7,110)	(9,747)	(9,770)	-	-	-	-
Provision for impairment	-	-	(35,734)	-	-	-	-	-	(80,924)
Depreciation and Amortization	(22,789)	(21,201)	(86,313)	(89,075)	(49,272)	(31,427)	(23,318)	(20,309)	(23,461)
Write-off of lease intangibles and other	(27)	(1)	(60)	(671)	(2,216)	(2,884)	-	-	-
Other income, net	(178)	363	4,601	524	-	-	-	-	-
Equity in earnings from Real Estate Affiliates	3,385	1,908	2,802	1,883	2,025	3,893	3,683	3,926	(338)
Interest, net	(14,524)	(11,329)	(39,447)	(31,111)	(16,930)	(19,011)	(16,104)	(12,775)	(17,183)
Less partners' share of Operating Assets EBT	-	-	-	-	-	-	-	425	2,157
Total Operating Assets EBT	$ 7,922	$ 403	$ (19,132)	$ (9,902)	$ (13,801)	$ (2,551)	$ 19,468	$ 8,213	$ (72,541)

NOTES:

1) Residential pricing: average 2016 acreage pricing for Bridgeland, Summerlin and The Woodlands. Summerlin average pricing excludes the sale of approximately 117 acres to Pulte with an atypical economic structure. Pro forma acreage pricing for The Woodlands Hills.

2) Commercial pricing: estimate of current value based upon recent sales, third party appraisals and third party MPC experts. The Woodlands Hills commercial is valued at cost.

3) Pre-tax cash flow estimates.

4) Maryland commercial acres exclude land in Downtown Columbia that is held within our Strategic Developments segment.

5) Summerlin excludes 555 acres contributed to the Summit joint venture at an agreed upon value of $225,000/acre.

Howard Hughes